UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2010

Environmental Infrastructure Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-124704	32-0294481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Barr Harbor Drive, Ste. 400
West Conshohocken, PA  19428
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (866) 629-7646

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers.

As of September 7, 2010, the Board of Directors of Environmental Infrastructure Holdings Corp. accepted the resignation of Gregory Moore from the board. Mr. Moore’s decision to resign his seat on the board did not arise or result from any disagreement with the Registrant on any matters relating to the Registrant's operations, policies or practices, but rather from Mr. Moore’s desire to devote his time to other business interests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2010	ENVIRONMENTAL INFRASTRUCTURE HOLDINGS CORP.

	By:	/s/ Michael D. Parrish
	Name:	Michael D. Parrish
	Title:	Chairman and Chief Executive Officer